UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2004


                              CARDIAC SCIENCE, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                        0-19567                33-0465681
(State or other jurisdiction of   (Commission File Number)  (IRS Employer
 incorporation)                                              Identification No.)

1900 Main Street, Suite 700, Irvine, California                  92618
  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (949) 797-3800

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On October 27, 2004, Cardiac Science, Inc. issued a press release to report its revenue results for the quarter ended September 30, 2004. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

      The press release contains forward-looking statements regarding Cardiac Science, Inc. and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

      The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed "filed" for the purposes of
      Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (C)   EXHIBITS.

            EXHIBIT NUMBER                  DESCRIPTION
                99.1            Press release, dated October 27, 2004.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CARDIAC SCIENCE, INC.


October 27, 2004                                     /s/ Roderick de Greef
                                                     ---------------------------
                                                     Roderick de Greef
                                                     Executive Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX

            EXHIBIT NUMBER                  DESCRIPTION
                99.1            Press release, dated October 27, 2004.